Restructure Charge:	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
7.	Restructure Charge:

As disclosed in the historical consolidated financial statements of the Company for the years ended December 31, 2014, 2013, and 2012 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and Exchange Commission, or “SEC,” on March 12, 2015 (the “Annual Report”), the Company has focused the business on pharmaceutical drug development. As part of the refocused business transformation, the Company has consolidated offices in Sarasota, Florida and exited the dietary supplement and cosmetic business. As a result, a number of personnel were not retained and left the company throughout 2014. The Company has entered into severance agreements with the former employees and the Company has accrued the costs of the severance agreements as they were executed. All costs related to the closure of the Gloucester, Massachusetts, Washington, D.C. and Glen Allen, Virginia offices have been accrued as well.

For the nine months ended September 30, 2015, we incurred no restructuring charges, compared to $4.5 million for involuntary termination charges for the same period in 2014.

For the nine months ended September 30, 2015, we paid $2.1 million related to restructuring costs previously accrued, which was primarily related to involuntary termination costs. Approximately $1.7 million of involuntary termination costs were settled in stock. For the same period in 2014, we paid $1.1 million related to involuntary termination costs.

18.	Restructure charge:

Dissolvable Tobacco Business

In 2012, in conjunction with the discontinuation of the manufacture and sale of its low-TSNA dissolvable tobacco product, the Company incurred severance costs in the form of salary continuation payments and continued health benefit costs under COBRA of approximately $829,000, for employees transitioning from Star Tobacco, Inc. as of December 31, 2012. In addition, the Company issued stock awards under the Company’s 2008 Incentive Award Plan in the aggregate amount of 330,000 shares to those employees transitioning from Star Tobacco, in recognition of their long-time service to the Company. The stock awards had a total value of approximately $1.1 million as well as a gross up charge for taxes of approximately $0.8 million. The total cost in connection with the discontinuance of the Company’s dissolvable tobacco business was approximately $3.1 million consisting of cash and non-cash items all of which were recorded in the fourth quarter 2012.

Corporate Restructuring

As discussed in Note 1 of these consolidated financial statements the Company has focused the business on pharmaceutical drug development. As part of the refocused business transformation the Company has consolidated offices in Sarasota, FL and exited the dietary supplement and cosmetic business. As a result, a number of personnel were not retained and left the company throughout 2014. The Company has entered into severance agreements with the former employees and the Company has accrued the costs of the severance agreements as they were executed. All costs related to the closure of the Gloucester, MA, Washington DC and Glen Allen offices have been accrued as well.

In 2014, the company incurred $5.1 million for salary continuation charges; a loss on abandonment of leasehold improvements and fixed assets of $44 thousand, and $34 thousand resulting from the office closure in Glen Allen, VA, which are included in General and Administrative expenses. As of December 31, 2014, unpaid restructuring charges were $3.4 million which are included in Accrued Expenses.